UIL Holdings Corporation
Midwest Utilities Seminar
James Torgerson – President and Chief Executive Officer
Richard Nicholas – Executive VP and Chief Financial Officer
April 10, 2007 Chicago
EXHIBIT 99.1

Certain statements contained herein, regarding matters that are not historical facts, areforward-looking statements (as defined in the
Private Securities Litigation Reform Act of 1995).  These include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future.  Such forward-looking statements are based on the Corporation’s expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements.  Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity and other products and services, unanticipated weather conditions, changes in accounting principles, principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affectng the operations, timing, markets, products, services and prices of the Corporation's subsidiaries.  The foregoing and other factors are discussed and and should be reviewed in the Corporation’s most recent Annual Report on Form 10-K and other subsequent periodic filings with the
Securities and Exchange Commission.  Forward-looking statements included herein speak only as of the date hereof and the
Corporation undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

Safe Harbor Provision
For more information, contact:
Susan Allen – V.P. IR, 203.499.2409, Susan.Allen@uinet.com
Michelle Hanson – Mgr. IR, 203.499.2481, Michelle.Hanson@uinet.com

Today’s Topics
➢
UIL Holdings Corporation
➢
The United Illuminating Company
➢
Financing Plan
➢
2007 Earnings Guidance and Beyond

United Illuminating
Retail
Distribution
Wholesale
Transmission
UIL Holdings
Corporation
Operations
CTA
Regulated Utility established in 1899
Holding Company
 established in 2000
UIL Holdings Structure

UIL HOLDINGS CORPORATION

Hamden
Ansonia
Derby
Woodbridge
North Haven
Shelton
Easton
Trumbull
New Haven
North Branford
Orange
East Haven
Milford
West Haven
Fairfield
Bridgeport
Stratford

➢
335 square miles in southwestern CT
➢
320,000 customers
➢
% of revenue:  46% residential, 41%
commercial, 11% industrial and 2% other
        Service Territory in Connecticut

Highlights
➢
Distribution rate case decision through 2009
❑
Allowed ROE 9.75%
❑
Capital structure – 48% equity, 52% debt
❑
Sales forecast 1% growth per year
➢
Transmission
❑
Approved Middletown/Norwalk project - $230-$260 million commitment
❑
Transmission tracker
❑
Approved 50% of CWIP in rate base
❑
Additional FERC incentives
➢
Non-utility divestitures – total 2006 proceeds, $143 million
➢
Tax benefit of $38 million from taxes paid on prior capital gains
❑
Cash realized in 2006, $12 million
❑
Remaining $26 million to be realized in late 2007, early 2008

         What this Means Going Forward
➢
Distribution revenue predictability through 2009
➢
Transmission
❑
Investment Incentives
❑
Growth engine
➢
Proceeds from non-utility divestitures provide financial flexibility
➢
Labor stability – collective bargaining agreement through 2011

 Strategic View
Positioned for Success
➢
Seek out maximum shareholder value
➢
Invest in the regulated utility
❑
Increase earnings
❑
Earn allowed ROEs
❑
Execute capital expenditure program
❑
Seek out additional transmission investment opportunities
➢
Cash to be managed
❑
Support equity base of utility
❑
Develop maximum shareholder return
➢
Continue to support dividend
❑
$1.73 per share paid for more than 12 consecutive years

2006	2007	2008	2009	Total '07 - '09
Distribution					
Distribution	$56.1	$70.9	$70.0	$68.6	$209.5
Central Facility	0.0	5.4	10.2	17.2	32.8
Total Distribution	**$56.1**	**$76.3**	**$80.2**	**$85.8**	**$242.3**
Transmission					
Middletown/Norwalk	$25.1	$171.9	$47.7	$5.9	$225.5
Transmission - Other	6.0	13.0	12.5	39.5	65.0
Total Transmission	**$31.1**	**$184.9**	**$60.2**	**$45.4**	**$290.5**
Total Capital Expenditures	**$87.2**	**$261.2**	**$140.4**	**$131.2**	**$532.8**

Capital Expenditure Program 2006-2009

$1,000
$800
$600
$400
$200
$0
$'s
$111
$238
$398
$70
$171
$224
$425
$125
$233
$196
$448
$44
$332
$166
$482
2006
2007
2008
2009
Years
Potential additional 50% CWIP - M/N
Transmission
CTA
Distribution

Total           $747              $890               $1,002            $1,024
Average Rate Base 2006-2009
Distribution, Transmission & CTA
CAGR – 11.09%
➢
Invest in aging distribution infrastructure
➢
M/N project triples investment in
transmission
❑
Expected rate base growth, $255 -
$285 million
➢
CTA expected to be fully amortized by 2015
❑
Provides steady cash flow

➢
UI to own, construct and operate approximately 20% of total project
➢
UI’s portion is all underground
➢
Expected growth in transmission rate base - $255 to $285 million
Middletown
Middletown
Scovill
Scovill
Rock
Rock
S/S
S/S
East Devon
East Devon
S/S
S/S
Singer
Singer
S/S
S/S
Norwalk
Norwalk
S/S
S/S
Beseck
Beseck
S/S
S/S
~
~
~
~
Norwalk
Norwalk
7 Miles of
345kV OH
15 Miles of -
345kV
8 Miles of
-
345kV
3 Miles of
345kV OH
33 Miles of
345kV OH
2 Miles of
345kV OH
UI to Own, Construct &
Operate 345kV Singer
Substation and 5.9
Miles of 345kV
Construction underway –
UI’s portion 20% complete
            Middletown/Norwalk Transmission Project

Transmission
➢
Filed request for additional FERC incentives for M/N project on
March 23, 2007
❑
Increase of CWIP in rate base to 100%
❑
Additional ROE incentives – 50 basis points
➢
Estimating an overall weighted average ROE of 11.85% in 2007, excluding additional FERC incentives
➢
Transmission Unit formed in 2006
❑
Charged to explore future transmission opportunities
❑
Pursue FERC incentives
❑
Influence ISO-NE planning process
❑
Working with Black & Veatch, LLP. on long-term plan

Energy Procurement
➢
Transitional Standard Offer Service through December ’06
➢
Settlement approved by DPUC
•
Acceleration of revenue requirement reductions
•
Reduction of working capital balances
•
Target working capital balance recovered by UI, including carrying charges, by end of 2007
➢
Power supply arrangements
❑
Standard Service
•
Requires series of laddered contracts
•
Procured requirement for first half of 2007 and a portion of the requirement for second half of 2007 and 2008
•
March 5th – RFPs issued for remaining requirement. Bids are due tomorrow.
•
50% increase in rates to “typical” residential customers in 2007 over 2006 rates
–
24.7% January 1 – March 31
–
44.7% April 1 – June 30
–
50.0% July 1 – December 31
❑
Supplier of Last Resort greater than 500 KW
•
Single contracts of six months
•
Procured first half of 2007

            Competitive Transition Assessment
➢
Earnings of $11.4 million, or $0.47 per share in ’06
➢
Earns allowed ROE of 9.75%, no more, no less
➢
Cash flow from operations in 2006, $26 million

           Other UI / Below the Line Items
➢
Earnings of $2.3 million, or $0.10 per share in ’06
➢
Earnings consist of:
❑
Conservation and Load Management incentive
❑
GSC procurement fee
•
No GSC procurement fee and incentive beginning January 1, 2007
•
2004, 2005 & 2006 incentive yet to be approved by DPUC
❑
Miscellaneous other income

Potential CT Legislation
➢
UI’s view
❑
Electricity prices are too high
❑
Fully support the development of a comprehensive energy plan that will include consideration of the three basic resource elements necessary for reasonably priced, reliable electric service:
•
Conservation and load management, generation and transmission
❑
Bills represent solutions which recognize CT must intervene in the wholesale electric market by encouraging the building of new generation facilities
•
Facilities of the right type, in the right place, with the right fuel
❑
UI supports
•
Increased funding for conservation at a minimum - 3 mills/kWh should be available
•
Need for long-term contracts
•
Negotiating directly with generators
•
Building of rate base generation
❑
Hurdles must be overcome to build new generation
•
Financing and siting
•
Non-utility generation can play an important role in the electric supply of CT
❑
Legislative session ends June 6

Financing Plan

Financing Plan
➢
Consolidated cash on hand at UIL at year-end, $62 million
❑
Primarily proceeds from non-utility divestitures
❑
Used to infuse equity into UI
➢
Filed a 3-year financing plan with the DPUC
❑
Issue up to $375 million of debt securities
•
Refinance maturing debt - $225 million
•
Capital expenditure and other general corporate purposes - $150 million
❑
Decision expected within 60 days
➢
No equity issuance planned to support the 2007-2009 capital
expenditure program

2007 Earnings Guidance & Beyond

UIL HOLDINGS CORPORATION

The United Illuminating Company	$2.12 *
UIL Corporate Expenses	(0.15)
Subtotal	**$1.97**
Divested Minority Ownership Interests in Continuing Operations	
Cross-Sound Cable	0.44
Bridgeport Energy	(0.01)
Subtotal	**$0.43**
Total Continuing Operations	**$2.40**
Discontinued Operations	
Xcelecom	(5.06)
Total UIL Holdings	**($2.66)**

* Includes impact of IRS private letter ruling, $0.27 per share
2006 Financial Results (EPS)

2006 Actual	2007 EPS	2007-2009 CAGR [2]
The United Illuminating Company	$2.12 *	$1.85 - $2.05	
UIL Corporate	(0.15)	(0.10) - (0.05)	
Total Continuing Operations [1]	**$1.97**	**$1.75 - $1.95**	**5% - 8%**

(1)
Business unit expectations are not intended to be additive.  Also, expectations do not include any earnings or losses from Xcelecom that would need to be included in continuing operations.
(2)
CAGR based on actual 2006 results, excluding the impact of IRS private letter ruling, $0.27 per share.
*  Includes impact of IRS private letter ruling, $0.27 per share
2007 Earnings Guidance and Beyond
as of February 21, 2007

Guidance Drivers
➢
UI
❑
Distribution
•
Will manage to 9.75% allowed ROE
•
Maintain allowed capital structure of 48% equity, 52% debt
❑
Transmission
•
Earn allowed ROE based on current composition of rate base and projected capital spending
•
Does not assume additional FERC incentives
•
M/N transmission project expected to be completed in 2009
•
Will seek out additional transmission opportunities
❑
CTA
•
Earn allowed ROE of 9.75%, no more, no less
•
Maintain allowed capital structure of 48% equity, 52% debt
❑
Other
•
Projections reflect recognition of the Energy Independence Act Incentives
•
Inclusion of prior year procurement incentives

Guidance Drivers - Continued
➢
UIL Corporate, including remaining UCI investments
❑
Administrative costs
❑
Interest charges
❑
Results from remaining UCI investments
❑
Assumes no additional investments in 2007